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                                                                    EXHIBIT 10.5

[WHITNEY LOGO]

                                    Allonge

ALLONGE TO NOTE BY CONRAD SHIPYARD, L.L.C., PAYABLE TO THE ORDER OF WHITNEY NATIONAL BANK, DATED DECEMBER 31, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.00.

        This allonge amends the above-identified Note (the "Note") as follows:

        PAYMENT SCHEDULE: The principal amount set forth above, or the principal amount then outstanding of advances that Bank makes hereunder to Borrower, whichever amount is less, shall be payable on June 30, 2001, and interest shall be payable monthly. Any monthly interest payments shall commence on May 30, 2001, and interest shall be payable monthly on the same day thereafter.

        EXTEND MATURITY: Effective April 30, 2001, the maturity date on the Note is extended to June 30, 2001.

        Any collateral securing the Note shall continue to secure the Note as hereby amended.

        In connection with the foregoing and only in connection with the foregoing, the Note is hereby amended, but in all other respects all of the terms and conditions of the Note remain unaffected and the Note, as hereby amended, shall remain in full force and effect.

        Executed this 25th day of April, 2001.

                                CONRAD SHIPYARD, L.L.C.

                                By: /s/ William H. Hidalgo
                                   -------------------------------
                                        William H. Hidalgo
                                Its:    Manager

                                WHITNEY NATIONAL BANK

                                By: /s/ Edgar W. Santa Cruz, III
                                   -------------------------------
                                        Edgar W. Santa Cruz, III
                                Its:    Vice President